UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 7, 2025

Ziff Davis, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25965	47-1053457
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
360 Park Ave S., 17th Floor
New York, New York 10010
(Address of principal executive offices)

(212) 503-3500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ZD	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On May 7, 2025, the Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) in a virtual format.

(b) Below are the voting results for the matters submitted to the Company’s stockholders for a vote at the Annual Meeting:

(1) The election of the following eight director nominees to serve for the ensuing year and until their successors are elected and qualified. All nominees were elected as directors with the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
Vivek Shah	38,116,134	940,937	6,953	1,699,890
Sarah Fay	37,813,428	1,244,191	6,405	1,699,890
Jana Barsten	38,115,055	942,428	6,541	1,699,890
Trace Harris	37,879,302	1,177,747	6,975	1,699,890
William Brian Kretzmer	35,080,219	3,976,194	7,611	1,699,890
Kirk McDonald	35,498,380	3,558,595	7,049	1,699,890
Neville Ray	37,761,424	1,294,856	7,744	1,699,890
Scott C. Taylor	35,387,639	3,669,013	7,372	1,699,890
(2) A proposal to ratify the appointment of KPMG LLP to serve as the Company’s independent auditors for fiscal year 2025. This proposal was approved with the following vote:

For	40,403,110
Against	348,464
Abstain	12,340
Broker Non-Votes	N/A
(3) A proposal to approve, in an advisory vote, the compensation of the named executive officers. This proposal was approved with the following vote:

For	26,730,975
Against	12,321,137
Abstain	11,912
Broker Non-Votes	1,699,890

Item 7.01 Regulation FD Disclosure

On May 9, 2025, the Company hosted its first quarter 2025 earnings conference call and webcast and noted that supplemental financial data would be provided herein. A copy of this data is furnished as Exhibit 99.1 to this Form 8-K.
NOTE: The information in Item 7.01 and the accompanying exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Supplemental Financial Data
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ziff Davis, Inc. (Registrant)

Date:	May 9, 2025	By:	/s/ Jeremy Rossen
Jeremy Rossen Executive Vice President, General Counsel and Secretary